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                                                                   EXHIBIT 10.16


     THIS AGREEMENT between Champion International Corporation, a New York corporation (the "Company"), and Andrew C. Sigler (the "Executive") is effective as of November 21, 1996.

     WHEREAS, the Company and the Executive entered into a Letter Agreement dated November 17, 1994, as amended August 15, 1996 (the "Letter Agreement"); and

     WHEREAS, the parties desire to amend the Letter Agreement in the manner set forth below;

     NOW THEREFORE, it is hereby agreed by and between the parties as follows:

     1. The paragraph of the Letter Agreement that begins with the words "In consideration for" is hereby amended in its entirety to read:

               "In consideration for the performance of the duties of advisor and consultant, you will (i) be compensated at an annual rate of $50,000 for a period of five years from the date of your retirement;
          (ii) have the right, for a period of ten years from the date of your retirement, to the use of an airplane on the terms more fully described in Exhibit "A" hereto; and (iii) be provided, during your lifetime, with suitable office accommodations, appropriate secretarial and chauffeur services, all telephone, fax and other customary administrative support services that you may require. Each annual payment of $50,000 will be made in a single lump sum on the anniversary of the date of your retirement. You also will be entitled to reimbursement for all reasonable expenses incurred in the performance of your duties as advisor and consultant."

     2. The Letter Agreement as amended by this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     3. The Company and the Executive understand and agree that all references in the Letter Agreement to the provisions thereof that are amended hereby shall be deemed to be references to such provisions as amended hereby.

     4. Except as amended hereby, all of the terms and conditions set forth in the Letter Agreement, including without limitation Exhibit "A" thereto, shall continue in full force and effect without change.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereto, and the Executive has executed this Agreement, all as of November 21, 1996.

                                Champion International Corporation

                                By /s/ Lawrence G. Rawl
                                   ------------------------------------
                                   Chairman of the Compensation and
                                   Stock Option Committee

ATTEST:

/s/ Lawrence A. Fox
-------------------------------
Vice President and Secretary


                                /s/ Andrew C. Sigler
                                ---------------------------------------
                                Andrew C. Sigler